Q3 2023 RESULTS REVIEW November 7, 2023 Exhibit 99.2

Q3 2023 results review | 7-Nov-20232 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events, production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan, including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnhindustrial.com. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this presentation to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”). All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Q3 2023 results review | 7-Nov-20233 Q3 2023 | MAIN ACHIEVEMENTS Record Q3 EBIT margins in both Agriculture and Construction Tech evolution accelerating Cost reductions to proactively address softening markets

Q3 2023 results review | 7-Nov-20234 Q3 2023 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $6.0B +2% Adj. EBIT1 Industrial Activities $657M -2% Net Income $570M +2% Diluted EPS $0.42 +$0.01 Net Sales Industrial Activities $5.3B -1% -10 bps +2% +$0.01 Adj. EBIT%1 Industrial Activities 12.3% Adjusted Net Income1 $570M Adjusted Diluted EPS1 $0.42 YoY vs Q3 2022

5 Q3 2023 results review | 7-Nov-2023 South American markets softer than expected Cost reductions through CBS1 and supply chain improvements Margin and market share holding up in declining Ag environment Construction momentum continues with new product launches Aggressive actions to optimize dealer inventory Q3 2023 | BUSINESS HIGHLIGHTS (1) CNH Business System

Q3 2023 results review | 7-Nov-20236 STRATEGIC PRIORITIES CUSTOMER INSPIRED INNOVATION BRAND AND DEALER STRENGTH TECHNOLOGY LEADERSHIP OPERATIONAL EXCELLENCE SUSTAINABILITY STEWARDSHIP

TECHNOLOGY LEADERSHIP: PRODUCT INNOVATIONS

Orders opened to strong customer demand for three key technology products

Raven Cart Automation™



Increased productivity with reliable synchronization

Raven DirecSteer™



Simple, silent, and powerful electric steering

Case IH & New Holland guidance kits



Case IH Pro 1200 Guidance Kit

New Holland IntelliView™ 12 Guidance Kit

7 Q3 2023 results review | 7-Nov-2023

CNH INDUSTRIAL

Q3 2023 results review | 7-Nov-20238 TECHNOLOGY LEADERSHIP: AG PRECISION TECH INDEPENDENCE Percentage of in-house precision tech solutions 0% 25% 50% 75% 100% 2021 2022 2023E 2024E 2025E 2026E Development of CNH in-house tech stack began in 2019 2021 Raven acquisition accelerated speed of tech stack evolution Changes in competitive environment reinforce merits of CNH’s strategic path Factory fit Aftermarket

Q3 2023 results review | 7-Nov-20239 TECHNOLOGY LEADERSHIP THROUGH STRATEGIC INVESTMENTS Provider of guidance systems, GNSS1-based correction services, and application software Hemisphere gives CNH full control of precision and navigation technologies (1) Global Navigation Satellite System Solidifies CNH’s in-house precision, automation, and autonomy technology Acquisition largely completes vertical integration efforts Cutting-edge core technologies for our customers’ fleets Top performance with a smooth and seamless user experience once integrated into CNH

Q3 2023 results review | 7-Nov-202310 $0.41 $0.42 Q3 2022 Q3 2023 202 (127) Q3 2022 Q3 2023 557 570 Q3 2022 Q3 2023 5,396 5,332 Q3 2022 Q3 2023 Q3 2023 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix); (2) At Constant Currency Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 ($M) -1% +2% +$0.01 (329) Δ YoY -3% @CC2

Q3 2023 results review | 7-Nov-202311 4,501 4,384 Q3 2022 Q3 2023 Q3 2023 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 24; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Note: Numbers may not add due to rounding Net Sales ($M) Gross Margin1 Adjusted EBIT3 Q3 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q3 2023 15.3%14.8% -3% +60 bps -4% @CC2 Δ YoY 25.0% 25.6% Q3 2022 Q3 2023

Q3 2023 results review | 7-Nov-202312 895 948 Q3 2022 Q3 2023 Q3 2023 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 24; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Note: Numbers may not add due to rounding Net Sales ($M) Gross Margin1 Adjusted EBIT3 Q3 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q3 2023 6.3% 2.7% +6% +330 bps +4% @CC2 Δ YoY 12.6% 15.9% Q3 2022 Q3 2023

Q3 2023 results review | 7-Nov-202313 Q3 retail originations $3.0B, +$0.6B YoY Managed portfolio $26.8B, +$5.6B YoY (+$4.7B @ CC3) Q3 2023 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized; (2) Including unconsolidated JVs; (3) At constant currency ($M) Delinquencies on Book (>30 Days) Profitability Ratios Managed Portfolio2 & Retail Originations2 Net Income Portfolio at Sept. 30, 2023 Retail Wholesale Operating Lease 60% 35% 5% 86 86 Q3 2022 Q3 2023 Gross Margin / Average Assets on Book RoA1 3.6% 3.5% 3.0% 2.5% 2.2% 1.8% 1.0% 2.0% 3.0% 4.0% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 1.4% 1.3% 1.6% 1.0% 1.3% 1.6% 1.9% 2.2% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23

Q3 2023 results review | 7-Nov-202314 Application to delist from Milan filed on November 7, 2023 Single listing on NYSE beginning of January 20241 Improved market liquidity, reporting simplification Increase in US index inclusion $1B share buyback program announced today, of which up to €400M to be executed in Milan by year-end UPDATE ON SINGLE LISTING (1) Pending approval by Borsa Italiana

Q3 2023 results review | 7-Nov-202315 FY 2023 ESTIMATES | INDUSTRY UNIT PERFORMANCE VS. FY 2022 Note: Total Industry Volume % change FY 2023 vs. FY 2022 reflecting the aggregate for key markets where the Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (10%) – (5%) flat (10%) – (5%) (5%) 140+ HP – Large Tractors 20% – 25% Combines 5% – 10% flat – 5% (20%) – (15%) (20%) Light flat – 5% (5%) – flat (10%) – (5%) (10%) Heavy flat – 5% (5%) – flat (30%) – (25%) (25%) – (20%)

Q3 2023 results review | 7-Nov-202316 FY 2023 GUIDANCE (1) Reflects full-year €/$ exchange rate average of 1.09 (2) Non-GAAP measure (definition in appendix) (3) Adj. diluted EPS; non-GAAP measure (definition in appendix) INDUSTRIAL ACTIVITIES Previous Guidance Current Guidance Net Sales1 +8% to +11% vs. 2022 +3% to +6% vs. 2022 SG&A up <5% vs. 2022 Reaffirmed Free Cash Flow2 $1.3B to $1.5B $1.0B to $1.2B R&D ~$1.6B Reaffirmed CapEx EPS3 target of ~$1.70

Q3 2023 results review | 7-Nov-202317 7% 8% 9% 10% 11% 12% 13% 14% 90% 95% 100% 105% 110% 115% Agriculture & Construction Composite Industry 10-year Average2 In d u s tr ia l A c ti v it ie s A d j. E B IT % 2021 2022 2023E IMPROVING PROFITABILITY AT ALL POINTS IN THE CYCLE (1) 12-13% I.A. adj. EBIT margin target by 2024 based on 2021 industry volumes, as presented at the February 2022 Capital Markets Day (2) Calculated as the price-weighted average of global retail demand with CNH product mix at 2022 prices Curves represent margin outcomes at different industry volumes We are consistently moving to a higher curve each year through margin expansion On track to achieve CMD margin curve2021 curve 2022 curve 2023 curve CMD curve1 Original 2024 CMD Target1

Q3 2023 results review | 7-Nov-202318 Aggressive cost management to secure margin expansion Despite current weakness, South America increasingly important role in global Ag economy Focus on retail execution and dealer inventory Tech stack enhancements accelerating Order collection extends into H1 2024, providing limited visibility 2024 industry volumes likely to be lower than 2023 2023-2024 PRIORITIES & OUTLOOK

APPENDIX

Q3 2023 results review | 7-Nov-202320 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q3 2023 | UNIT PERFORMANCE VS. Q3 2022 Note: Total Industry Volume % change 2023 vs. 2022 reflecting the aggregate for key markets where the Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (7%) 4% (16%) (10%) 140+ HP – Large Tractors 19% Combines (4%) (18%) (47%) 33% Light flat (2%) (13%) (5%) Heavy 7% (5%) (35%) (19%) T o ta l I n d u s tr y C o m p a n y TRACTORS COMBINES LIGHT HEAVY Company Inventory Dealer Inventory Retail Production

Q3 2023 results review | 7-Nov-202321 Q3 2022 Q3 2023 Δ YoY 9M 2022 9M 2023 Δ YoY U.S. GAAP Revenues 5,881 5,986 +2% 16,608 17,895 +8% Net Sales | Industrial Activities 5,396 5,332 (1%) 15,189 16,062 +6% Net Income 559 570 +2% 1,447 1,766 +22% Diluted EPS - $ 0.41 0.42 +0.01 1.06 1.30 +0.24 Non – GAAP1 Net Sales | Industrial Activities @CC2 5,396 5,233 (3%) 15,189 16,111 +6% Adjusted EBIT | Industrial Activities 670 657 (2%) 1,753 2,034 +16% Adjusted EBIT Margin | Industrial Activities 12.4% 12.3% (10) bps 11.5% 12.7% +120 bps Adjusted Effective Tax Rate 26% 26% - 26% 26% - Adjusted Net Income 557 570 +2% 1,518 1,756 +16% Weighted average shares outstanding - diluted - million 1,355 1,351 (0.3%) 1,359 1,355 (0.3%) Adjusted Diluted EPS - $ 0.41 0.42 +0.01 1.11 1.29 +0.18 Free Cash Flow | Industrial Activities 202 (127) (329) (453) (414) +39 Q3 / 9M 2023 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section (2) @CC means at constant currency Note: Numbers may not add due to rounding ($M)

Q3 2023 results review | 7-Nov-202322 Q3 2023 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $4,384M $948M $5,332M -3% YoY -4% @CC2 +6% YoY +4% @CC2 -1% YoY -3% @CC2 By Region as reported By Region as reported By Region as reported 41% 27% 19% 13% 57% 21% 16% 6% 44% 26% 18% 11% 38% 28% 23% 11% 49% 25% 19% 7% 40% 27% 22% 10% By Product as reported By Product as reported By Segment as reported 56% 23% 21% 36% 62% 2% 82% 18% 51% 25% 24% 36% 61% 3% 83% 17% Q3 2022 Q3 2023 AG CE NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q3 2023 mix Q3 2022 mix Q3 2023 mix Q3 2022 mix

Q3 2023 results review | 7-Nov-202323 9M 2023 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $13,201M $2,861M $16,062M +5% YoY +5% @CC2 +11% YoY +11% @CC2 +6% YoY +6% @CC2 By Region as reported By Region as reported By Region as reported 39% 32% 18% 11% 56% 23% 15% 6% 42% 30% 18% 10% 37% 32% 21% 10% 48% 25% 19% 8% 39% 31% 21% 10% By Product as reported By Product as reported By Segment as reported 54% 24% 22% 35% 63% 2% 82% 18% 52% 24% 24% 37% 60% 3% 83% 17% 9M 2022 9M 2023 AG CE NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC 9M 2023 mix 9M 2022 mix 9M 2023 mix 9M 2022 mix

Q3 2023 results review | 7-Nov-202324 Q3 2023 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: Numbers may not add due to rounding Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q3 22 Q3 23 Q3 22 Q3 23 Q3 22 Q3 23 Q3 22 Q3 23 Q3 22 Q3 23 Agriculture 4,501 4,384 1,127 1,122 25.0% 25.6% 666 672 14.8% 15.3% Construction 895 948 113 151 12.6% 15.9% 24 60 2.7% 6.3% Elimination & Other - - - - - - (20) (75) - - Industrial Activities 5,396 5,332 1,240 1,273 23.0% 23.9% 670 657 12.4% 12.3% Financial Services 482 653 Elimination & Other 3 1 CNH Industrial 5,881 5,986 ($M)

Q3 2023 results review | 7-Nov-202325 Q3 2022 Q3 2023 9M 2022 9M 2023 Investments in property, plant and equipment, and intangible assets 106 176 243 397 Breakdown by Category New Product & Technology 50% 31% 38% 35% Maintenance & Other 33% 63% 42% 57% Industrial Capacity Expansion & LT Investments 17% 6% 20% 8% Breakdown by Segment Agriculture 85% 87% 87% 87% Construction 15% 13% 13% 13% Research and Development 213 266 609 766 Total spending (CapEx + R&D) in new products 194 216 489 615 Breakdown by Trend Digital 42% 38% 38% 38% Electric Vehicles and CNG-LNG 9% 9% 9% 10% Other New Program 49% 53% 53% 52% ($M) Q3 / 9M 2023 | CAPEX AND R&D Note: Numbers may not add due to rounding

Q3 2023 results review | 7-Nov-202326 ($B) Outstanding Sep. 30, 2023 2023 2024 2025 2026 2027 Beyond 3.6 Bank Debt 1.0 1.1 0.4 0.2 0.2 0.7 10.6 Capital Market 0.3 2.7 2.5 2.1 1.2 1.8 0.2 Other Debt 0.2 - - - - - 14.4 Cash Portion of (Debt) Maturities 1.5 3.8 2.9 2.3 1.4 2.5 of which Industrial Activities 0.1 1.0 0.8 0.5 1.1 0.6 of which Financial Services 1.5 2.8 2.1 1.8 0.3 1.9 3.7 Cash & Cash Equivalents 0.7 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 4.9 Undrawn Committed credit lines 8.7 Total Available Liquidity DEBT MATURITY SCHEDULE | BREAKDOWN Note: Numbers may not add due to rounding

RECONCILIATIONS

RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES

($M)	Q3 2022	Q3 2023	9M 2022	9M 2023
Net Income	**559**	**570**	**1,447**	**1,766**
Less: Consolidated income tax expense	(192)	(171)	(579)	(536)
Consolidated income before taxes	**751**	**741**	**2,026**	**2,302**
Less: Financial Services				
Financial Services Net Income	86	86	263	258
Financial Services Income Taxes	32	34	106	89
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and eliminations	27	10	97	36
Foreign exchange (gains) losses, net of Industrial Activities	14	21	14	27
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	(35)	-	(112)	(2)
Adjustments for the following Industrial Activities items:				
Restructuring expenses	11	5	19	8
Other discrete items(2)	20	-	78	10
Total Adjusted EBIT of Industrial Activities	**670**	**657**	**1,753**	**2,034**

(1) In the three and nine months ended Sept. 30, 2023 and 2022, this item includes the pre-tax gain of $6M and $18M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S. In the three and nine months ended September 30, 2022, this item includes the pre-tax gain of $30M and $90M as a result of the 2018 modification of a healthcare plan in the U.S.

(2) The three months ended September 30, 2023 did not include any discrete items, while the three months ended September 30, 2022 included $14M of costs related to the Raven segments held for sale and $7M of spin off costs related to the Iveco Group business. The nine months ended September 30, 2023 included a loss of $23M on the sale of the CNH Industrial Russia and CNH Capital Russia businesses, partially offset by a gain of $13M for the fair value remeasurement of Augmenta and Bennamann. The nine months ended September 30, 2022 included $43M of asset write-downs related to the Industrial Activities of our Russian Operations, $22M of costs related to the Raven segments held for sale, and $13M of spin off costs related to the Iveco Group business.

28 Q3 2023 results review | 7-Nov-2023

Q3 2023 results review | 7-Nov-202329 Q3 2022 Q3 2023 9M 2022 9M 2023 Net cash provided by (used in) Operating Activities 272 232 (886) (608) Cash flows from Operating Activities of Financial Services net of eliminations 27 (141) 704 749 Change in derivatives hedging debt of Industrial Activities and other 46 (2) 17 2 Investments in assets sold under operating lease assets of Industrial Activities (8) (17) (14) (26) Investments in property, plant & equipment, and intangible assets of Ind. Act. (106) (176) (243) (397) Other changes(1) (29) (23) (31) (134) Free cash flow of Industrial Activities 202 (127) (453) (414) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

Q3 2023 results review | 7-Nov-202330 Q3 2022 Q3 2023 9M 2022 9M 2023 Net income (loss) 559 570 1,447 1,766 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (4) (1) 5 - Adjustments impacting Income tax (expense) benefit (b) 2 1 66 (10) Adjusted net income (loss) 557 570 1,518 1,756 Adjusted net income (loss) attributable to CNH Industrial N.V. 554 567 1,508 1,745 Weighted average shares outstanding – diluted (million) 1,355 1,351 1,359 1,355 Adjusted diluted EPS ($) 0.41 0.42 1.11 1.29 Income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 730 662 1,957 2,126 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (4) (1) 5 - Adjusted income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (A) 726 661 1,962 2,126 Income tax (expense) benefit (192) (171) (579) (536) Adjustments impacting Income tax (expense) benefit (b) 2 1 66 (10) Adjusted income tax (expense) benefit (B) (190) (170) (513) (546) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 26% 26% 26% 26% ($M) RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP (1/2)

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP (2/2)

($M)	Q3 2022	Q3 2023	9M 2022	9M 2023
(a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates				
Restructuring expenses	11	5	19	8
Pre-tax gain related to the 2018 modification of a healthcare plan in the U.S.	(30)	-	(90)	-
Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S.	(6)	(6)	(18)	(18)
Asset write-down: Industrial Activities, Russia Operations	(1)	-	43	-
Asset write-down: Financial Services, Russia Operations	1	-	16	-
Loss on sale of Industrial Activities, Russia Operations	-	-	-	17
Loss on sale of Financial Services, Russia Operations	-	-	-	6
Spin related costs	7	-	13	-
Investment fair value adjustment	-	-	-	(13)
Activity of the Raven Segments held for sale, including loss on sale of the Aerostar and Engineered Films Division	14	-	22	-
Total	**(4)**	**(1)**	**5**	**-**
(b) Adjustments impacting Income tax (expense) benefit				
Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	5	1	66	(10)
Adjustment to valuation allowances on deferred tax assets	(3)	-	-	-
Total	**2**	**1**	**66**	**(10)**

31 Q3 2023 results review | 7-Nov-2023

CNH INDUSTRIAL

Q3 2023 results review | 7-Nov-202332 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q3 2023 results review | 7-Nov-202333 CNH Industrial monitors its operations through the use of several non-GAAP financial measures. CNH Industrial’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH Industrial’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH Industrial’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH Industrial share-based payment awards, when inclusion is not anti- dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Gross Profit Margin of Industrial Activities is computed by dividing Net sales less Cost of goods sold, as adjusted by non-recurring items, by Net sales. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only, and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under buy-back commitments, assets under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excl. FX or Constant Currency CNH Industrial discusses the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

INVESTOR RELATIONS CONTACTS investor.relations@cnhind.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnhind.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnhind.com CNH Industrial | Investors